Loans	12 Months Ended
Dec. 31, 2012
Loans [Abstract]
Loans

Note Five –Loans

The following summarizes the Company’s major classifications for loans:

( In thousands)	December 31, 2012	December 31, 2011

Residential real estate	$1,031,435	$929,788
Home equity – junior liens	143,110	141,797
Commercial and industrial	108,739	130,899
Commercial real estate	821,970	732,146
Consumer	36,564	35,845
DDA overdrafts	4,551	2,628
Gross loans	2,146,369	1,973,103
Allowance for loan losses	(18,809)	(19,409)
Net loans	$2,127,560	$1,953,694

            Construction loans of $15.4 million and $9.3 million are included within residential real estate loans at December 31, 2012 and December 31, 2011, respectively.  Construction loans of $15.4 million and $20.2 million are included within commercial real estate loans at December 31, 2012 and December 31, 2011, respectively.  The Company’s commercial and residential real estate construction loans are primarily secured by real estate within the Company’s principal markets.  These loans were originated under the Company’s loan policy, which is focused on the risk characteristics of the loan portfolio, including construction loans.  Adequate consideration has been given to these loans in establishing the Company’s allowance for loan losses.

            At December 31, 2012, the outstanding loan balances acquired in the Virginia Savings Bancorp, Inc. acquisition were $66.5 million, including $7.0 million of credit-impaired loans, with a contractual principal and interest balance of $10.8 million.  Changes in the accretable yield and carrying amount for purchased credit-impaired loans for the twelve months ended December 31, 2012 is as follows:

		Carrying Amount
	Accretable Yield	of Loans
Balance at the beginning of the period	$-	$-
Additions	954	6,640
Accretion	(837)	837
Net reclassifications to accretable from non-accretable	1,714	-
Payments received, net	-	(356)
Disposals	(8)	(103)
Balance at the end of period	$1,823	$7,018

            A reconciliation of the contractual required principal and interest balance to the carrying amount of purchased credit-impaired loans as of December 31, 2012 is as follows:

Contractual required principal and interest	$10,758
Nonaccretable difference	(1,917)
Expected cash flows	8,841
Accretable yield	(1,823)
Carrying balance	$7,018

            Increases in expected cash flow subsequent to the acquisition are recognized prospectively through adjustment of yield on the loans or pools over its remaining life, while decreases in expected cash flows are recognized as impairment through a provision for loan loss and an increase in the allowance for purchased credit-impaired loans.

            The overall improvement in the cash flow expectations on the purchased credit-impaired loans resulted in the reclassification from nonaccretable difference to accretable yield of $1.7 million during the year ended December 31, 2012.  These reclassifications resulted in yield adjustments on these loans on a prospective basis to interest income.